UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 15, 2007
(Date of Earliest Event Reported)

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32835	33-0956433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 Jerusalem Street
Kiryat Ono 55423 Israel
(Address of principal executive offices)

(972) (3) 738-2616 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

☐  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangement of Certain Officers

          On November 15, 2007, Mr. Chaime Orlev gave to the Registrant notice of his resignation from his positions as Chief Financial Officer and Treasurer in order to continue his post-graduate education. There were no disagreements with the Registrant on any matter related to its operations, policies or practices. Mr. Orlev agreed to continue in the aforementioned positions at the request of the Registrant until no later than February 28, 2008 in order to assist the Registrant with the orderly transition of his duties to a successor, and to be available thereafter as requested by the Registrant.

          The Registrant has commenced the process of identifying qualified candidates to serve as Chief Financial Officer and Treasurer.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2007

GAMMACAN INTERNATIONAL, INC.

By:	/s/ Patrick N.J. Schnegelsberg
Name: Patrick N.J. Schnegelsberg
Title: Chief Executive Officer